Exhibit 10.1

FIRST CONSENT, LIMITED WAIVER AND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST CONSENT, LIMITED WAIVER AND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 28, 2006 (this “Consent, Waiver and Amendment”), is granted by the Agent and the Requisite Lenders set forth on the signature pages attached hereto in connection with that certain Amended and Restated Credit Agreement, dated as of November 29, 2004 (the “Credit Agreement”), by and among UNITED AGRI PRODUCTS, INC., a Delaware corporation (“UAP” or “U.S. Borrower”), UNITED AGRI PRODUCTS CANADA INC., an entity organized under the federal laws of Canada (“Canadian Borrower”) (U.S. Borrower and Canadian Borrower are sometimes referred to herein as the “Borrowers” and individually as a “Borrower”), the other persons designated as “Credit Parties” on the signature pages thereto, the financial institutions thereto as Lenders, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity “GE Capital”), as the initial L/C Issuer and as Agent and GE CANADA FINANCE HOLDING COMPANY, an entity organized under the federal laws of Canada (having succeeded GE Canada Finance, Inc. as Canadian Agent and acquired all of GE Canada Finance Inc.’s right, title and interest in the Loans, Letter of Credit Obligations, Loan Documents and Collateral under the Existing Credit Agreement (as defined in the Credit Agreement), in its individual capacity “GE Canada”) as Canadian Agent. Unless otherwise specified herein, capitalized terms used in this Consent, Waiver and Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement.

RECITALS

WHEREAS, the Borrowers have requested that the Requisite Lenders grant certain consents, waive certain Defaults and/or Events of Default that exist under the Credit Agreement and amend certain provisions of the Credit Agreement; and

WHEREAS, the undersigned Agent, Canadian Agent and Requisite Lenders are prepared to grant the requested consents, waivers and amendments, in the manner and on the terms and conditions provided for herein.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. LIMITED WAIVERS AND CONSENTS.

Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 herein, the Agent, Canadian Agent and Requisite Lenders hereby (i) waive the requirement of the Canadian Borrower pursuant to Section 3.6(a)(ii) of the Credit Agreement to provide not less than five (5) Business Days prior written notice to Canadian Agent of the amalgamation of 2326396 Canada Inc. and United Agri Products Canada Inc. on February 27, 2006 to continue as United Agri Products Canada Inc. (the “Amalgamation”), (ii) waive any Default or Event of

Default that has occurred and may be continuing under Section 3.6(a) as a result of the Amalgamation and hereby consent to the Amalgamation, and (iii) waive the requirement of the Borrowers pursuant to Section 3.6(b)(viii)(A), (B) and (D) to provide the Agent with the Acquisition Pro Forma, Acquisition Projections and certificate of the chief financial officer of the Borrower Representative in connection with the acquisition by UAP Distribution, Inc., a Delaware corporation, of all of the outstanding membership interests in UAP Timberland, LLC, a Delaware limited liability company on or about March 3, 2006 (the “Acquisition”), concurrently with the delivery by the Borrowers to the Agent of notice of the Acquisition under Section 3.6(b)(i); provided, that such Acquisition Pro Forma, Acquisition Projections and certificate of the chief financial officer of the Borrower Representative are delivered on or before the closing of the Acquisition.

SECTION 2. AMENDMENT.

Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 herein, the Agent, Canadian Agent and Requisite Lenders hereby agree to amend Section 3.6(b)(viii) by deleting the reference to “clause (a)” set forth in the first paragraph therein and replacing it with the phrase “clause (b)(i)”.

SECTION 3. CONDITION TO EFFECTIVENESS.

This Consent, Waiver and Amendment will be effective only upon the execution and delivery of this Consent, Waiver and Amendment by the Borrowers, the Agent, Canadian Agent and the Requisite Lenders signatory hereto.

SECTION 4. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The limited waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent, Canadian Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, in each case, except as specifically set forth herein. Upon the effectiveness of this Consent, Waiver and Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Consent, Waiver and Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 5. COSTS AND EXPENSES.

As provided in Section 1.3(e) of the Credit Agreement, Borrowers agree to reimburse Agent and Canadian Agent for all reasonable, out-of-pocket fees, costs and expenses,

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including the reasonable, out-of-pocket fees, costs, and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Consent, Waiver and Amendment and reasonable documentation charges assessed by each Authorized Agent in connection with this Consent, Waiver and Amendment.

SECTION 6. GOVERNING LAW.

BORROWERS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENTS’ ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS CONSENT, WAIVER AND AMENDMENT SHALL BE LITIGATED IN SUCH COURTS. BORROWERS EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWERS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO APPROPRIATE BORROWER REPRESENTATIVE, AT THE ADDRESS SET FORTH IN THIS CONSENT, WAIVER AND AMENDMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS CONSENT, WAIVER AND AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWERS, CREDIT PARTIES OR ANY OF THEIR AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWERS FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWERS AGREE THAT ANY AGENTS’ OR ANY LENDER’S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS- EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWERS IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY ANY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY (SOVEREIGN OR OTHERWISE) FROM ANY LEGAL ACTION, SUIT OR PROCEEDING FROM JURISDICTION OF ANY COURT OR FROM SET-OFF OR ANY LEGAL PROCESS (WHETHER SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OR EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE) WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS CONSENT, WAIVER AND AMENDMENT.

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SECTION 7. HEADINGS.

Section headings in this Consent, Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent, Waiver and Amendment for any other purposes.

SECTION 8. COUNTERPARTS.

This Consent, Waiver and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

SECTION 9. CONFIDENTIALITY.

The matters set forth herein are subject to Section 9.13 of the Credit Agreement, which is incorporated herein by reference.

[signature pages follow]

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IN WITNESS WHEREOF, this Consent, Waiver and Amendment has been duly executed as of the date first written above.

Borrowers:	UNITED AGRI PRODUCTS CANADA
INC., as Canadian Borrower

	By:	/s/ Todd Suko
	Name:	Todd Suko
	Title:	Vice President and Director

UNITED AGRI PRODUCTS, INC., as U.S.
Borrower

	By:	/s/ Todd Suko
	Name:	Todd Suko
	Title:	Vice President and Director

Agents:	GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and as a Lender

	By:	/s/ Ken A. Brown
Its Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY,
as Canadian Agent

	By:	/s/ Jack. M. Morrone
Its Duly Authorized Signatory

Requisite Lenders:	UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

WACHOVIA BANK NATIONAL ASSOCIATION, as successor in interest to Congress Financial Corporation (Southwest)

	By:	/s/ Paul Truax
	Name:	Paul Truax
	Title:	Vice President

MERRILL LYNCH CAPITAL, A DIVISION OF
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

	By:	/s/ James Betz
	Name:	James Betz
	Title:	VP

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERELEENBANK B.A.,
“RABOBANK INTERNATIONAL” NEW YORK BRANCH

	By:	/s/ Michael L. Laurie
	Name:	Michael L. Laurie
	Title:	Executive Director

	By:	/s/ Andrew Sherman
	Name:	Andrew Sherman
	Title:	Counsel/Executive Director

BANK OF AMERICA, N.A.

By:
Name:
Title:

PNC BANK NATIONAL ASSOCIATION

By:
Name:
Title:

DEERE CREDIT, INC.

By:
Name:
Title:

BEAR STEARNS CORPORATE LENDING INC.

By:	/s/ Victor F. Bulzacchelli
Name:	Victor F. Bulzacchelli
Title:	Vice President